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                                CREDIT AGREEMENT

         This Agreement is made this 29th day of December, 1998, by and between Rackspace, Ltd., a Texas limited partnership ("Borrower") and Exeter Financial, LC, a Texas limited liability company ("Lender"), Graham Weston and Morris Miller.

         Contemporaneously with the execution of this Agreement, Borrower has borrowed from Lender and Lender has loaned to Borrower, $150,000.00 (the "First Loan"), which First Loan is secured by all of the assets of the Borrower. Incident to the First Loan, Borrower has delivered to Lender a fully executed Promissory Note (the "First Note") and Security Agreement (the "Security Agreement"), and UCC-1 financing statement. In consideration for the Loan and the security interest received by the Lender in the Borrower's assets, Lender agrees to advance and Morris Miller and Graham Weston agree to cause Lender to advance, or advance personally, in lieu thereof, an additional $400,000.00 upon written request of the Borrower (the "Second Loan"). At the request of Richard Yoo, President of the Borrower, the Second Loan may be advanced in one lump sum of $400,000.00, or it may be made in more than one advances; provided, however, that the parties agree that the full $400,000.00 shall be advanced on or before July 1, 1999. The Lender shall advance the amounts requested by Borrower within ten (10) business days of receipt of written request. Each advance made under this Agreement shall be evidenced by a promissory note in substantially the same form as the First Note, to be prepared by Lender and in a form satisfactory to Lender and Borrower. Such promissory notes shall have the same payment provisions and interest rates, so that payments under such notes shall commence on January 1, 2002, and equal payments of principal and interest shall be made over the five year period following January 1, 2002 with a final Maturity Date of January 1, 2007.

BORROWER:

          RACKSPACE, LTD.

              By:      Macroweb, LC, general partner

                         By: /s/ Morris Miller
                             ------------------------

                         Its: member
                             ------------------------
LENDER:

EXETER FINANCIAL, LC
                                      /s/ Morris Miller
                                      ----------------------
By: /s/ Morris Miller                 Morris A. Miller
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Its: member                           /s/ Graham Weston
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                                      Graham Weston